United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2017

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-16427	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 26, 2017, Fidelity National Information Services, Inc. issued a press release announcing the commencement of tender offers to purchase for cash up to $2,000,000,000 aggregate principal amount of its 2.850% Senior Notes due October 15, 2018, 3.625% Senior Notes due October 15, 2020, 4.500% Senior Notes due October 15, 2022, 3.500% Senior Notes due April 15, 2023, 3.875% Senior Notes due June 5, 2024, and 5.000% Senior Notes due October 15, 2025. A copy of the press release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit

99.1	Press release of Fidelity National Information Services, Inc., dated June 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.

Date: June 26, 2017	By:	/s/ Marc M. Mayo
	Name:	Marc M. Mayo
	Title:	Executive Vice President and Chief Legal Officer

Exhibit Index

Exhibit No.	Exhibit

99.1	Press release of Fidelity National Information Services, Inc., dated June 26, 2017.